EX-99.906CERT

MFS INTERMEDIATE HIGH INCOME FUND

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David L. DiLorenzo, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Intermediate High Income Fund (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 16, 2015	DAVID L. DILORENZO
David L. DiLorenzo Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS INTERMEDIATE HIGH INCOME FUND

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robin A. Stelmach, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Intermediate High Income Fund (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 16, 2015	ROBIN A. STELMACH
Robin A. Stelmach President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.